Exhibit 99.1

Blue Nile, Leading Fine Jewelry Online Retailer, to Become a Public Company

•	Blue Nile, Inc. to combine with Mudrick Capital Acquisition Corporation II (NASDAQ: MUDS)

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Transaction expected to provide up to ~$450 million of capital, including $50 million of new preferred equity provided by Mudrick Capital. Also includes $80 million of committed PIPE capital (~$50M of which has been pre-funded) from existing Blue Nile sponsors and Mudrick Capital

•	Transaction implies pro forma enterprise value for Blue Nile of approximately $683 million

Bellevue, WA and New York, NY – June 10, 2022 – Blue Nile, Inc. (“Blue Nile” or “the Company”), the leading online retailer of GIA graded, conflict-free diamonds, diamond engagement rings, and fine jewelry, and Mudrick Capital Acquisition Corporation II (NASDAQ: MUDS), a publicly-traded special purpose acquisition company, today announced they have entered into a definitive agreement for a business combination that will result in Blue Nile becoming a public company. Upon closing of the transaction, the combined company will be named Blue Nile and is expected to be listed on NASDAQ. The post-combination company will be led by Sean Kell, Blue Nile’s Chief Executive Officer, and the current management team.

“As the pioneer of and category leader in online fine jewelry, Blue Nile is well positioned to win as the go-to e-commerce destination in the space,” said Jason Mudrick, Founder and Chief Investment Officer of Mudrick Capital Management, L.P. “With its market leadership, track record as an innovator, talented team, and omnichannel business model, along with its proven growth vectors, Blue Nile fully addresses Mudrick Capital Acquisition Corporation II’s investment criteria. We are excited to partner with Blue Nile as it continues to be a trailblazer in the space.”

“Our vision is to help our customers celebrate all of life’s joyful occasions, big and small,” said Kell. “Over the past two and a half years we have successfully transformed and elevated Blue Nile as a thriving fine jewelry and lifestyle brand, and we are excited about the growth opportunities that lie ahead. We have only scratched the surface of an estimated $320 billion global fine jewelry market that has been slow to move online and remains fragmented. As we look to execute our growth strategy, now is the right time to become a public company.”

“We are pleased that the Mudrick team will invest in Blue Nile and help accelerate the Company’s next phase of e-commerce leadership in the fine jewelry category,” said David Humphrey, Chairman of the Board of Directors of Blue Nile and a Managing Director at Bain Capital Private Equity. “We believe Blue Nile has a significant opportunity for future market expansion as a real innovator in a large category that offers the right mix of compelling jewelry coupled with an unmatched selection of GIA graded diamonds at unbeatable values.”

The E-Commerce Leader in Fine Jewelry

Blue Nile was founded in 1999 to revolutionize the way customers shop for one of their most significant purchases – diamond engagement rings. By creating a disruptive digital platform that provides consumers with more choices, straightforward information, and exceptional service, Blue Nile demystified the diamond shopping process while passing savings onto its e-commerce customers. The Company continues to apply the same principles of disruption and customer care to an expanded assortment which now includes other fine jewelry (earrings, necklaces, pendants, bracelets, and other fashion jewelry), representing nearly half of the Company’s revenue.

A leading destination for online fine jewelry, Blue Nile has four global offices and ships to 44 countries, including China, the U.K., Canada, and Australia. Blue Nile offers customers the largest selection of more than 650,000 high-quality, conflict-free natural diamonds and an expansive fine jewelry collection with pricing at 25-50% less than that of traditional brick-and-mortar jewelers. Over the past two and a half years, Blue Nile, under an executive leadership team led by Sean Kell, has successfully migrated from the leading online diamond engagement marketplace to a fine jewelry brand driving consistent margin expansion and strong revenue growth.

Blue Nile – Investing for Growth Acceleration

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Well positioned to capitalize on the fragmented and growing $320 billion global fine jewelry market. As a digitally native pioneer with a leading position in the highly fragmented U.S. fine jewelry market, Blue Nile has a significant opportunity to continue to disrupt and capitalize on a growing market opportunity which has seen e-commerce penetration increase to 25%, up 11 percentage points since 2019. With less than 1% of the total U.S. fine jewelry market share today, and only a small fraction of that share internationally, there is significant opportunity to expand.

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Superior customer value proposition and strong repeat business. Blue Nile has served more than 2.7 million customers, with 32% of its 2021 revenue from repeat sales. An engagement ring purchase is an entry point to repeat jewelry purchases celebrating life’s other joyful occasions, big and small. Blue Nile offers the largest selection of more than 650,000 high-quality, conflict-free natural diamonds and thousands of fine jewelry designs at a 25-50% price advantage compared to traditional brick-and-mortar jewelers.

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Omnichannel business model provides structural competitive advantages. Anchored by an industry-leading e-commerce presence, Blue Nile has been expanding its reach to meet customers anywhere, anytime they want to shop. The Company plans to have opened ~40 showrooms by year end 2023 – while also investing in its digital platforms to create a seamless shopping experience across channels. Blue Nile’s showrooms are “asset light” with display inventory and a stress-free shopping experience in which consumers select their jewelry, with the help of Blue Nile’s Personal Jewelers, and then order jewelry through the Company’s website for delivery to home or office. These showrooms are a significant growth accelerator, allowing consumers to see, touch, and feel the quality of Blue Nile’s fine diamonds, engagement rings, and other fine jewelry. They help extend the Blue Nile brand beyond online and introduce the experience to thousands of new customers every day.

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Powered by technology and data, Blue Nile delivers unparalleled customer service. Blue Nile has helped millions of shoppers with engagement ring and other jewelry purchases to celebrate life’s most joyful moments. Each customer interaction helps Blue Nile learn and improve the next experience. With more than 5 terabytes of customer data spanning over 20 years of customer interactions and purchases, as well as leading-edge analytics and data science capabilities, the Company understands consumer needs, allowing Blue Nile to anticipate trends and deliver highly-personalized, expertly-curated, and perfectly-timed experiences.

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Strong leadership team. Blue Nile has an executive leadership team with more than 150 cumulative years of fine jewelry and e-commerce experience at companies including Expedia, Amazon, Nike, Starbucks, Signet, Uber, BCG, and McKinsey.

Transaction Overview

The transaction is anticipated to generate approximately $450 million of capital before expenses, assuming no redemptions by the public stockholders of Mudrick Capital Acquisition Corporation II. This includes $50 million of new preferred equity provided by Mudrick Capital. It also includes $80 million of committed PIPE capital (~$50M of which has been pre-funded) from existing sponsors Bain Capital Private Equity, Bow Street, and Adama Partners, and from Mudrick Capital. Existing Blue Nile shareholders will roll over their existing equity, retaining 39% of the combined company’s pro forma equity. The pro forma implied equity value of the combined company is $873 million at the $10.15 per share PIPE price, assuming no redemptions by the public stockholders of Mudrick Capital Acquisition Corporation II. The transaction implies a pro forma enterprise value for Blue Nile of approximately $683 million.

The Boards of Directors of Blue Nile and Mudrick Capital Acquisition Corporation II have approved the transaction. The transaction, which will require the approval of Mudrick Capital Acquisition Corporation II stockholders, is subject to other customary closing conditions, including the receipt of certain regulatory approvals and a minimum cash condition. It is expected to close early in Q4 2022.

Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by MUDS with the U.S. Securities and Exchange Commission and will be available at www.sec.gov.

Advisors

Jefferies LLC is acting as exclusive financial and capital markets advisor and placement agent, and Weil, Gotshal & Manges LLP is acting as legal advisor to Mudrick Capital Acquisition Corporation II. Kirkland & Ellis LLP is acting as legal advisor to Blue Nile.

About Blue Nile, Inc.

Blue Nile, Inc. is the largest online retailer of high-quality, conflict-free, GIA graded diamonds and fine jewelry. The company offers a superior experience for purchasing engagement rings, wedding rings, and fine jewelry by providing expert guidance, in-depth educational materials, and unique online tools that place consumers in control of the jewelry shopping process. Blue Nile has some of the highest quality standards in the industry and offers thousands of independently graded diamonds and fine jewelry at prices significantly below traditional retail. Blue Nile can be found online at www.bluenile.com and at physical showrooms located throughout the United States.

About Mudrick Capital Acquisition Corporation II

Mudrick Capital Acquisition Corporation II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The company is led by Chief Executive Officer and Chairman of the Board of Directors Jason Mudrick, Chief Financial Officer Glenn Springer, Vice President Victor Danh, and Vice President Matthew Pietroforte. Its sponsor is an affiliate of Mudrick Capital Management, L.P., which currently manages approximately $3.3 billion with a specialty in event-driven and special situation investing in public and private companies in North America. Additional information regarding Mudrick Capital Acquisition Corporation II may be found at: www.MudrickCapitalAcquisitionCorp.com.

Cautionary Language Regarding Forward-Looking Statements

This press release may contain forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of the Company. Future results are not possible to predict. Opinions and estimates offered in this press release constitute the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. This press release contains forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of the Company and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,” “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” “forecast,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections, indications of, and guidance or outlook on, future earnings, dividends or financial position or performance or other characterizations of future events or circumstances are also forward-looking statements.

All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond the Company’s ability to control or predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against Mudrick, the combined company or others following the announcement of the proposed transaction and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of Mudrick or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (5) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (6) the risk that the proposed transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed transaction; (7) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed transaction; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Mudrick’s Annual Report on Form 10-K filed on March 29, 2022. There may be additional risks that neither Mudrick nor the Company presently know or that Mudrick and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this press release, and such information may be inaccurate or incomplete. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Mudrick intends to file with the SEC and mail a definitive proxy statement relating to the proposed transaction to its shareholders. This press release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Mudrick’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed transaction, as these materials will contain important information about Mudrick, the Company and the proposed transaction. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to shareholders of Mudrick as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022.

Participants in the Solicitation

Mudrick and its directors and executive officers may be deemed participants in the solicitation of proxies from Mudrick’s shareholders with respect to the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Mudrick is contained in Mudrick’s Annual Report on Form 10-K filed on March 29, 2022, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Mudrick in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investor Relations

Caitlin Churchill

ICR, Inc.

BlueNileIR@icrinc.com

Media Relations

Judy Lee

ICR, Inc.

BlueNilePR@icrinc.com